                               SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO.   )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
 / /   Preliminary Proxy Statement
 / /   Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
 /X/   Definitive Proxy Statement
 / /   Definitive Additional Materials
 / /   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                                    TEHAMA BANCORP
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 /X/   No fee required.
 / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5)  Total fee paid:

-------------------------------------------------------------------------------

 / / Fee paid previously with preliminary materials.

 / / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
                                 ---------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
                                                       -----------------------

    (3)  Filing Party:
                       -------------------------------------------------------
    (4)  Date Filed:
                      --------------------------------------------------------

                                                     Mailed to shareholders
                                                on or about March 27, 1998


                                   TEHAMA BANCORP
                               239 SOUTH MAIN STREET
                            RED BLUFF, CALIFORNIA 96080

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD TUESDAY, APRIL 28, 1998
                                     7:30 P.M.

                       TO THE SHAREHOLDERS OF TEHAMA BANCORP:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Tehama Bancorp (the "Company") will be held at the Red Bluff Community & Senior Center, 1500 S. Jackson Street, Red Bluff, California on Tuesday, April 28, 1998, at 7:30 P.M. for the following purposes:

     1.   To elect directors;

     2. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     Section 16 of the Bylaws of the Company provides for the nomination of directors in the following manner:

     Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

     Only those shareholders of record at the close of business on March 6, 1998, will be entitled to notice of and to vote at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting.

DATED:  Red Bluff, California    By Order of the Board of Directors
        March 27, 1998
                                             /s/ Raymond C. Lieberenz

                                         Raymond C. Lieberenz
                                             Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                   TEHAMA BANCORP
                               239 SOUTH MAIN STREET
                            RED BLUFF, CALIFORNIA 96080
                              TELEPHONE (530) 528-3000

                                   PROXY STATEMENT

                       INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is being furnished to the shareholders of Tehama Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at Red Bluff Community & Senior Center, 1500 S. Jackson Street, Red Bluff, California, at 7:30 P.M. on Tuesday, April 28, 1998. Only shareholders of record on March 6, 1998 (the "Record Date"), will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding and entitled to be voted 1,642,939 shares of its no par value Common Stock (the "Common Stock").

     Shareholders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the meeting (including any proposal to adjourn the meeting).

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

                               PRINCIPAL SHAREHOLDERS

     As of the Record Date, no person known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock.

                                   PROPOSAL NO. 1
                        ELECTION OF DIRECTORS OF THE COMPANY

     The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting, and upon his instructions the inspectors of election shall disregard all votes cast for such nominee(s).

     The authorized number of directors fixed in accordance with Section 16 of the Bylaws of the Company and to be elected at the Annual Meeting is thirteen (13). Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

     All proxies will be voted for the election of the following thirteen
(13) nominees (all of whom are incumbent directors), recommended by the Board of Directors, unless authority to vote for the election of any directors is withheld by the shareholder on the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

     The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and principal officers as a group. There is no family relationship between any of the directors and/or principal officers. The Company has only one class of shares outstanding, Common Stock.


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

          NOMINEE              AGE       POSITIONS HELD WITH                                       SHARES BENEFICIALLY OWNED
                                             THE COMPANY                 DIRECTOR                   AS OF MARCH   , 1998 (1)
                                                                        OF COMPANY
                                                                         OR BANK                                         % OF
                                                                          SINCE            SOLE (2)        SHARED (3)    CLASS
----------------------------------------------------------------------------------------------------------------------------------
 Henry Clay Arnest III         56         Director                        1984               6,212          17,836        1.46
----------------------------------------------------------------------------------------------------------------------------------
 Louis J. Bosetti              66         Director                        1984              10,286          15,482        1.57
----------------------------------------------------------------------------------------------------------------------------------
 Harry Dudley                  67         Director                        1989               7,747          32,444        2.45
----------------------------------------------------------------------------------------------------------------------------------
 William P. Ellison            49         President, Chief Executive      1995              21,013              -         1.28
                                          Officer
                                          and Director
----------------------------------------------------------------------------------------------------------------------------------
 Garry D. Fish                 53         Director                        1984              20,204              -         1.23
----------------------------------------------------------------------------------------------------------------------------------
 Max Muller Froome             47         Director                        1984               3,938           5,876        0.60
----------------------------------------------------------------------------------------------------------------------------------
 Orville K. Jacobs             67         Director                        1984              32,259           1,100        2.03
----------------------------------------------------------------------------------------------------------------------------------
 Gary C. Katz                  48         Director                        1984              33,193          11,690        2.73
----------------------------------------------------------------------------------------------------------------------------------
 John W. Koeberer              53         Chairman of the Board of        1984              28,461               -        1.73
                                          Directors and Director
----------------------------------------------------------------------------------------------------------------------------------
 Raymond C. Lieberenz          54         Secretary and Director          1984                -             12,184        0.74
----------------------------------------------------------------------------------------------------------------------------------
 Gary L. Napier                57         Vice Chairman of the Board      1984              27,449               -        1.67
                                          of Directors
                                          and Director
----------------------------------------------------------------------------------------------------------------------------------
 Eugene F. Penne               70         Director                        1984               8,712          15,902        1.50
----------------------------------------------------------------------------------------------------------------------------------
 Terrance A. Rust              57         Director                        1984              52,003           7,181        3.60
----------------------------------------------------------------------------------------------------------------------------------
 All directors and principal
 officers (15 persons) as a
 group                                                                                     263,641                       23.37
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



(1) The calculations below are based on the total number of shares outstanding, including 5,537 shares (254 of which became vested during 1997) held for the benefit of the principal officers pursuant to the Company's Employee Stock Ownership Plan and related trust agreement (see "Employee Stock Ownership Plan" herein), and includes certain stock options as indicated in footnote (2).
(2) The named persons exercise sole voting and investment power with respect to shares listed in this column. Includes 80,848 shares as to which options granted to directors and principal officers pursuant to the Company's 1994 Stock Option Plan (see "Stock Option Plan" herein) are vested within 60 days of the Record Date.
(3) The named persons share voting and investment power with respect to shares listed in this column.

     The following is a brief account of the business experience of each nominee.

     HENRY CLAY ARNEST III is sales manager for Northwestern Carbon Company, and was previously a group home proprietor and owner of Arnest & Sons Country Store in Red Bluff.

     LOUIS J. BOSETTI was the Superintendent of Schools for Tehama County from 1971 until retirement in 1991, and is currently self-employed as an educational consultant.

     HARRY DUDLEY is president of Dudley's Underground Construction Company.

     WILLIAM P. ELLISON became President and Chief Executive Officer of the Bank January 1, 1996, and from 1991 until that time served the Bank as Vice President and later Senior Vice President (Operations). Prior to joining the staff of Tehama Bank, Mr. Ellison was employed by Bank of America for 21 years.

     DR. GARRY D. FISH has been engaged in the practice of optometry in Red Bluff since 1972.

     MAX MULLER FROOME was self-employed as a landscape contractor from 1978 through 1992, and is currently self-employed as a broker of antiques and jewelry salesman.

     ORVILLE K. JACOBS is retired and was a developer of real estate in Tehama County for 14 years, during which time he was involved with commercial real estate ventures in Red Bluff and surrounding communities.

     GARY C. KATZ is the president and majority owner of Phoenix
Broadcasting, Inc., which owns and operates the North State Radio Network, operator of radio stations in northern California.

     JOHN W. KOEBERER, Chairman of the Board, has been involved in resort and park management in Tehama County since 1969. He is President and owner of The California Parks Company, which operates park concessions in Lassen Volcanic National Park, Burney Falls State Park and numerous facilities in the San Francisco Bay area. He is a member of the California Tourism Commission and a member of the Fibreboard Corporation and California Chamber of Commerce boards of directors. He is also Chairman of the California Parks Hospitality Association and Lassen National Park Foundation.

     RAYMOND C. LIEBERENZ, Secretary of the Board, was associate real estate appraiser for the Tehama County Assessor from 1977 to 1987, and currently is a licensed real estate broker and co-owner of Mountain Valley Real Estate, a franchise operation of Prudential California Realty.

     GARY L. NAPIER, Vice Chairman of the Board, has been a principal of Buffum and Napier Insurance Brokers since 1965, and the sole owner for the last 15 years. He is also the developer of several properties in Red Bluff and surrounding areas, and president of Torja Corporation, a private investment company.

     EUGENE F. PENNE is the proprietor of bowling recreation centers in Red Bluff (Lariat Bowl) and Chico (Orchard Lanes).

     TERRANCE A. RUST is a dentist engaged in the specialty practice of oral and maxillofacial surgery, and has maintained offices in Redding and Red Bluff since 1970.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee and an Executive Committee which also acts as the Investment and Compensation Committee. The Audit Committee examines and reviews both internal audit controls and regulatory audit reports, and meets with the Company's auditors concerning audit procedures and controls. The members of the Audit Committee are Messrs. Bosetti (chairman), Arnest, Koeberer, Katz and Penne. The Executive Committee oversees the routine operations of the Company by delegation from the Board of Directors, advises and reports to the full Board regarding such matters, investigates and advises the Board of Directors as to employee benefit arrangements, conducts searches when the Company proposes to hire executive personnel, reports to the Board of

Directors with regard to executive compensation, including bonus compensation, and and monitors the Company's investments. The members of the Executive Committee are Messrs. Koeberer (chairman), Bossetti, Ellison, Fish, Katz and Napier.

     The Company does not have a nominating committee, but the Executive Committee functions as the Company's nominating committee. Shareholders may nominate directors in accordance with the procedures set forth in Section 16 of the Company's Bylaws, which is printed in full in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The Board of Directors met a total of twelve (12) times during 1997. During this same period, the Audit Committee met six (6) times and the Executive Committee met eight (8) times. All incumbent directors of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the Committees of which they were members.

                        COMPENSATION AND CERTAIN TRANSACTIONS

SUMMARY COMPENSATION TABLE

     The following table provides information concerning compensation of all executive officers of the Company who received, during any of the periods indicated, annual salary and bonus exceeding $100,000. All compensation was paid by the Bank for services to the Bank

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION
-------------------------------------------------------------------------------------------------------

            NAME                YEAR            SALARY             BONUS (1)           OTHER ANNUAL              ALL OTHER
                                                                                      COMPENSATION(2)         COMPENSATION (3)

----------------------------------------------------------------------------------------------------------------------------------
 William P. Ellison             1997           $126,600             $51,500               $1,770                  $27,575
                                1996           $109,500              44,000                4,272                   24,315
                                1995             77,454              29,000                  967                   20,642
----------------------------------------------------------------------------------------------------------------------------------
 W. Steven Gilman               1997            $80,500             $20,000               $1,191                   $4,325
                                1996             74,583              19,000                  641                        -
                                1995             44,209                   -                  314                        -
----------------------------------------------------------------------------------------------------------------------------------
 Frank S. Onions                1997            $77,750             $15,000               $1,781                  $51,255
                                1996             74,365              35,289                1,177                   47,799
                                1995             70,674              35,300                1,171                   42,908
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

1) Bonuses are indicated for the years upon which they are based, and are payable March of the succeeding year.
(2) Includes payment of insurance premiums, matching contributions to the Employee Stock Ownership Plan and, in the case of Mr. Gilman, use of an automobile.
(3)  Includes amounts accrued pursuant to Salary Continuation Agreements.

STOCK OPTION PLAN

     The Tehama Bancorp 1994 Stock Option Plan (the "1994 Plan") was approved by the shareholders of the Bank at the 1994 Annual Meeting of Shareholders. The Board adopted the 1994 Plan in order to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to present and future affiliates of the Company, including officers, employees and directors. Options granted under the 1994 Plan may only be granted to key, full-time salaried employees, key, full-time salaried officers, and directors of the Company or any subsidiary. As of the date of this Proxy Statement there are approximately 73 officers or employees of the Company eligible to receive option grants. The aggregate number of shares available for issuance pursuant to the exercise of options granted under the Plan may not exceed 389,000 shares of the Company's common stock. However, such number of shares as well as the number of shares and the exercise price of outstanding options are required to be proportionately adjusted for any increase or decrease in the number of outstanding shares of common stock resulting from any recapitalization, merger in which the Company is not the surviving entity, stock dividend, or the like. The 1994 Plan and outstanding options may be terminated in the event of a sale or dissolution or change in control of the Company, provided that (unless replacement options are offered) all outstanding options may be exercised prior to the effectiveness of such transactions without regard to individual vesting provisions. Acceleration of vesting is also required in the event of tender offers. The Plan is administered by a Stock Option Committee currently composed of all members of the Board of Directors except Chief Executive Officer William P. Ellison

     The terms of options granted to officers and employees of the Company are within the discretion of the Committee, subject to the limitations that no option may have a term exceeding ten years, all options must be granted at not less than the fair market value of the common stock as of the date of grant, and the number of shares subject to options granted under the Plan or any other plan of the Company held by any single optionee may not exceed 10% of the total outstanding shares of the Company's common stock. The 1994 Plan also provides that each current and future director of the Company shall receive a one-time grant of an option to acquire 9,900 shares of common stock at a price equal to 100 % of the fair market value of the common stock as of the date of the grant. No director may receive more than one such grant under the 1994 Plan. Each such director option expires five years from the date of grant, vests immediately as to 20 % of the total number of shares subject to the grant, and vests to the extent of an additional 20% of such number of shares on each of the first through the fourth anniversaries of the date of grant.

     The exercise price of options under the 1994 Plan may be paid in cash or in shares of common stock valued at fair market value on the exercise date. Options may also be exercised (1) through a same-day sale program, pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes, (2) by delivering to the Company a sufficient number of previously acquired shares of common stock to pay the exercise price and any required withholding, and (3) with the consent of the Stock Option Committee, by having the Company withhold from the number of shares exercised a sufficient number of shares to satisfy such exercise price and tax withholding.

     Options under the 1994 Plan are not assignable or transferable other than by will or by the laws of inheritance, and during the optionee's lifetime, the option may be exercised only by the optionee. If an optionee officer or director ceases to be employed by the Company or any of its subsidiaries for any reason other than cause (as defined), disability or death, the optionee may, within three months after the date of termination of employment, exercise the option to the extent the optionee was entitled to exercise it at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. If an employee's employment is terminated for cause, the option terminates on the date of termination. In the event an optionee's employment is terminated due to the optionee's disability or death, the optionee or the optionee's estate, as applicable, within twelve months following the date of termination of employment, may exercise the option to the extent the option was exercisable at the date of such termination of employment, provided that the date of exercise is in no event after the expiration of the term of the option.

OPTION GRANTS, EXERCISES AND YEAR-END VALUES FOR 1997

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information concerning options granted or exercised during 1997 and the estimated 1997 year-end value of unexercised options held by such executive officers. Numbers and prices have been adjusted for the 1994 stock split and previous applicable stock dividends. No options were granted to any named executive officers during 1995.

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF                VALUE OF
                                                                                         SECURITIES               UNEXERCISED
                                                                                         UNDERLYING              IN-THE-MONEY
                                                                                         UNEXERCISED                OPTIONS
                                              SHARES                                       OPTIONS               AT FY-END (2)
                                              ACQUIRED                                    AT FY-END
                               OPTIONS          ON                VALUE                 (EXERCISABLE/            (EXERCISABLE/
           NAME                GRANTED        EXERCISE           REALIZED (1)          UNEXERCISABLE)           UNEXERCISABLE)
           ----                -------        --------           --------              --------------           ---------------
----------------------------------------------------------------------------------------------------------------------------------
    William P. Ellison          5,000           -0-                 -0-                16,752 / 9,764          $63,072 / $29,480
----------------------------------------------------------------------------------------------------------------------------------
     W. Steven Gilman           2,500           -0-                 -0-                 4,300 / 3,700           $8,775 / $7,725
----------------------------------------------------------------------------------------------------------------------------------
      Frank S. Onions            -0-           8,712              $41,940               -0- / 2,178              -0- / $11,574
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities on the date(s) of exercise, minus the exercise or base price.
(2) Market value of underlying securities at year-end 1997, minus the exercise or base price.

SALARY CONTINUATION AGREEMENTS

     In order to provide long-term incentive to selected senior executive officers, the Bank on June 17, 1993 entered into Executive Salary Continuation Agreements (each an "SCA") with two former and two current senior executive officers of the Company, including Chief Executive Officer William P. Ellison, and Senior Vice President Frank S. Onions. In September 1997 the Bank entered into a similar SCA with W. Steven Gilman, Senior Vice President and Chief Operating Officer. Effective January 1, 1998, the Company and the Bank also entered into a similar SCA with the Bank's Vice President-SBA Loan Officer, Daryl Sutterfield, and an agreement amending the SCA with William P. Ellison. Benefits payable under the SCAs are intended by the Company to be funded by single-premium life insurance policies which were purchased in connection with entering into the SCAs and of which the Company is the owner and beneficiary. The total amount of such premiums paid by the Bank was $2,040,000. Notwithstanding the existence of such policies of insurance, however, the SCAs create no rights or interests in the property or assets of the Company, the sole obligation of the Company under the SCAs is an unfunded and unsecured promise to pay money in the future, and the status of any person who may assert a claim pursuant to an SCA is that of an unsecured general creditor of the Company.

     Generally, each SCA provides the named executive officer with a specified annual money benefit (the "Annual Benefit") payable to the executive or to his named beneficiary or surviving spouse or estate, in that order, for a period of fifteen years following the executive's retirement upon or after a specified retirement age. If the executive should die or become disabled prior to such specified retirement age, a percentage of the Annual Benefit (on a sliding upward scale depending upon the number of years which elapse between execution of the SCA and the executive's early death or disability) would be payable.

     No Annual Benefit is payable if the executive's employment is terminated for cause or the executive voluntarily terminates his employment with the Company prior to his specified retirement age, but the full Annual Benefit is payable if the executive's employment with the Company is terminated by the Company without cause or in connection with a change in control of the Company. The amount of the Annual Benefit also is subject to reduction if in any year it exceeds the compensation expense which (with respect to the payment of such Annual Benefit) the Company may deduct under the Internal Revenue Code of 1986, as amended (the "Code"), or if any portion of the Annual Benefit not waived by the executive constitutes an "excess parachute" payment under the Code.

     Subject to such contingencies, the following table sets forth information regarding benefits payable under the five SCAs which are currently in effect between the Company and its present or former executive officers:


-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                              YEARS                YEAR
                                             REQUIRED             ANNUAL           RETIREMENT
                               ANNUAL        FOR FULL             BENEFIT              AGE
           NAME                BENEFIT        BENEFIT           COMMENCES

-----------------------------------------------------------------------------------------------------
    Daniel B. Cargile        $25,000          5                   1998                  57
-----------------------------------------------------------------------------------------------------
    W. Steven Gilman         $50,000         10                   2016                  62
-----------------------------------------------------------------------------------------------------
    Frank S. Onions          $25,000          5                   1998                  65
-----------------------------------------------------------------------------------------------------
    William P. Ellison       $75,000         10                   2011                  62
-----------------------------------------------------------------------------------------------------
    Daryl Sutterfield        $50,000         10                   2007                  62
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


DIRECTOR COMPENSATION

     Directors of the Company are also directors of the Bank and were paid by the Bank $750 per meeting of its Board of Directors attended during 1997. In addition, members of each committee were paid $50 for each committee meeting attended, Mr. Koeberer, as Chairman, was paid an additional $450 per month, and committee chairman were paid an additional $50 per meeting. The total amount of such fees paid by the Bank to all directors for all meetings attended during fiscal year 1997 was $164,150 including $8,800 paid by BFS to directors of the Bank who served on the board of directors of BFS.

     During 1997, director options for 6,200 shares of Company common stock having a net value (market price less exercise price on the date of exercise) of $31,598 were exercised.

DIRECTOR EMERITUS PROGRAM

     The Bylaws of the Company and the Bank prohibit (with certain exceptions in the case of current directors) the election as a director of any persons 70 years of age or older,. The Company in tandem with this policy has instituted a Director Emeritus Program whose purpose is to permit the Company and the Bank to continue to utilize and benefit from the experience and community position of retired and former directors The Program permits the board of directors to retain for a period of up to five years the services of any former director of the Bank or any director who retires because of age after at least ten years of service as a director. Directors Emeritus may be compensated annually in an amount which may not exceed ten times the monthly fee paid to current members of the board of directors. Directors Emeritus in return are required to represent and promote the Company and the Bank, call on customers and prospective customers of the Bank on a monthly basis, meet at least twice a year with the President and Chairman of the Board, consult upon request in the director's field of expertise, business or profession, and comply with all policies of the Company and the Bank. Directors Emeritus do not participate in establishing or administering Bank or Company policy and are not entitled to request or obtain confidential information of the Bank or the Company. As of the date of this Proxy Statement, no persons are currently enrolled as Directors Emeritus.

INDEBTEDNESS OF MANAGEMENT

     The Company has had and expects to have in the future, banking transactions in the ordinary course of its business with directors, principal officers, their respective associates and members of their immediate families. All loans and commitments to lend extended to such persons during 1997 by the Bank were made in accordance with Bank policy on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Company and the Bank, did not involve more than the normal risk of collectibility or present other unfavorable features.

TRANSACTIONS WITH MANAGEMENT

     During 1997, the Bank placed radio advertising in the amount of $7,177 with agencies employed by stations owned and operated by director Gary Katz, and paid brokerage commissions in the total amount of $9,883 to director
Gary Napier for insurance purchased through his agency. No other business transactions of any kind existed or were entered into between the Company and its directors and their affiliates.

                            INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Perry-Smith&Co. ("Perry-Smith"), certified public accountants, serves the Company as its auditors at the direction of the board of directors and Audit Committee of the Company. It is anticipated that a representative of Perry-Smith will be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

     During 1997, the Company paid Perry-Smith $20,165 in fees for non-audit services, including tax advice and preparation. This amount represented approximately 27% of the total fees paid to Perry-Smith during the period. Before each professional service provided by Perry-Smith was rendered to the Company, such service was approved by, and its effect upon Perry-Smith's independence was considered by, the Audit Committee.

                                    ANNUAL REPORT

     The Annual Report to Shareholders of the Company containing audited financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K MAY BE OBTAINED BY ANY SHAREHOLDER OF THE BANK, WITHOUT CHARGE, BY WRITING TO THE SECRETARY, TEHAMA BANCORP, 239 SOUTH MAIN STREET, RED BLUFF, CALIFORNIA 96080.

                               SHAREHOLDERS' PROPOSALS

     Next year's Annual Meeting of Shareholders will be held on April 27, 1999. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 1999 Annual Meeting of Shareholders is December 28, 1998. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, Tehama Bancorp, 239 South Main Street, Red Bluff, California 96080.

                                    OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the meeting but if such matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the meeting in accordance with the terms of such proxies.

Red Bluff, California
March 27, 1998

                                       TEHAMA BANCORP

                              /s/ William M. Jenkins

                              Vice President and Chief Financial Officer

                                                                          PROXY
                                   TEHAMA BANCORP
                        Solicited by the Board of Directors
                      for the Annual Meeting of Shareholders,
                                   April 28, 1998

     The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Tehama Bancorp and the accompanying Proxy Statement dated March 27, 1998, and revoking any Proxy heretofore given, hereby constitutes and appoints Harry Dudley and Louis J. Bossetti and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Tehama Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Tehama Bancorp, to be held at the Red Bluff Community & Senior Center, 1500 S. Jackson Street, Red Bluff, California on Tuesday, April 28, 1998, at 7:30 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

     UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING
ITEMS:

     1.   To elect as Directors the nominees set forth below.

          / / FOR all nominees listed below (except as marked to the contrary below).

          / /  WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION:   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

          Henry Clay Arnest III         Gary C. Katz
          Louis J. Bosetti              John W. Koeberer
          Harry Dudley                  Raymond C. Lieberenz
          William P. Ellison            Gary L. Napier
          Garry D. Fish                 Eugene F. Penne
          Max M. Froome                 Terrance A. Rust
          Orville K. Jacobs


     2. In their discretion, to transact such other business as may properly come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

SHAREHOLDER(S)                           NO. OF COMMON SHARES

______________________________          _______________________



______________________________          _______________________


Date: _________________, 1998

                                    Please date and sign exactly as your
                                    name(s) appears. When signing as
                                    attorney, executor, administrator,
                                    trustee, or guardian, please give full
                                    title. If more than one trustee, all
                                    should sign. All joint owners should
                                    sign. WHETHER OR NOT YOU PLAN TO ATTEND
                                    THIS MEETING, PLEASE SIGN AND RETURN THIS
                                    PROXY AS PROMPTLY AS POSSIBLE IN THE
                                    ENCLOSED POST-PAID ENVELOPE.

                                    I/we do / / or do not / / expect to attend
                                   this meeting.

             THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
                DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.